Leases, Narrative (FY) (Details) - Lease Agreement [Member] - Cobalt Propco [Member] $ in Millions	Jan. 07, 2022 USD ($) ft²
Collaborative Arrangement and Arrangement Other than Collaborative [Line Items]
Area of land | ft²	20,000
Lessee, operating lease, description	lease provides for base rent of $0.1 million per month, payment of which began in March 2024, and which will increase 3% each year over the ten-year noncancellable term. The Company has the option to extend the lease for one additional five-year term and is responsible for real estate taxes, maintenance, and other operating expenses applicable to the leased premises.
Payments for tenant improvements	$ 3.9
Tenat improvements	0.5
Proceeds from affiliates	$ 2.2